UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

Dominari Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41845	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 23rd Floor

New York, NY 10022

(212) 393-4540

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	DOMH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Brian Parsley as a Director

On September 5, 2025, the Board of Directors (the “Board”) of Dominari Holdings Inc. (the “Company”) appointed Brian Parsley as a director of the Company to fill the Class III vacancy created by the resignation of Mr. Ron Lieberman. Mr. Parsley has also been appointed to the audit and compensation committees.

There is no arrangement or understanding between Mr. Parsley and any other persons pursuant to Mr. Parsley’s appointment as director and there are no related party transactions involving Mr. Parsley that are reportable under Item 404(a) of Regulation S-K. There are no material plans, contracts or arrangements to which Mr. Parsley is a party to or in which he participates nor have there been any material amendment to any plan, contract or arrangement by virtue of Mr. Parsley’s appointment.

The following is certain biographical information regarding Mr. Parsley:

Mr. Parsley has more than 30 years of experience in entrepreneurship, sales and leadership development. He has founded and successfully exited multiple companies, including USAhire.com and WeSkill, which were both acquired. Parsley is a co-founder of The Constance Group, where he partners with organizations to transform sales and leadership cultures through behavioral science and human connection.

At the core of Parsley’s philosophy is The Human Factor™, a proprietary framework he developed to help leaders and organizations leverage authentic human connection as a driver of performance and trust in the digital age. Through this approach, he advises executives and teams on strategies to enhance performance, strengthen communication and drive measurable business outcomes. His work has helped companies across industries create more engaged workforces, build stronger client relationships and achieve sustainable growth in highly competitive markets.

Widely respected for his expertise, Mr. Parsley has consulted with Fortune 500 companies, been recognized as a Top 40 Executive Under 40 by the Business Journal and is a frequent contributor to leading business publications and industry conferences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2025	DOMINARI HOLDINGS INC.

	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer

2